                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                      FORM 8-K/A

                                   Amendment No. 1
                                          to
                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported)

                                    March 4, 1996


                               MONACO COACH CORPORATION
             ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)


                                       DELAWARE
                                    --------
                    (State or Other Jurisdiction of Incorporation)



         0-22256                                      35-1880244
- -----------------------------           --------------------------------------
    (Commission File No.)               (IRS Employer Identification Number)


                             91320 Coburg Industrial Way
                                Coburg, Oregon  97408
                              ---------------------
                       (Address of Principal Executive Offices)

                                    (541) 686-8011
                                 --------------
                 (Registrant's Telephone Number, Including Area Code)


                       ----------------------------------------
            (Former name or former address, if changed since last report)

    This Amendment No. 1 to the Registrants' Current Report on Form 8-K dated March 4, 1996 (the "Form 8-K"), originally filed with the Securities and Exchange Commission (the "SEC") on March 19, 1996, is being filed solely for the purpose of amending Item 7(b) to the Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The following financial statements were attached to the Form 8-K:

         1.   Report of Independent Accountants.
         2. Audited Combined Balance Sheets of the acquired business as of December 31, 1995 and December 31, 1994.
         3. Audited Combined Statements of Operations and Deficiency in Net Assets of the acquired business for the year ended December 31, 1995, 1994 and 1993.
         4. Audited Combined Statements of Cash Flows of the acquired business for the year ended December 31, 1995, 1994 and 1993.
         5.   Notes to Combined Financial Statements.
         6. Schedule of Combining Balance Sheets of the acquired business as of December 31, 1995.
         7. Schedule of Combining Balance Sheets of the Holiday World Division as of December 31, 1995.
         8. Schedule of Combining Statements of Operations for the year ended December 31, 1995.
         9. Schedule of Combining Statement of Operations of the Holiday World Division for the year ended December 31, 1995.
         10. Schedule of Combining Statement of Cash Flows for the year ended December 31, 1995.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         The following financial statements are attached hereto:

         1. Condensed Consolidated Balance Sheet of the Registrant as of March 30, 1996, including the Holiday Rambler RV Division and the Holiday World Division (incorporated herein by reference to the Condensed Consolidated Balance Sheet of the Registrant as of March 30, 1996, contained in the Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1996 as filed with the
              SEC);

         2. Unaudited Pro Forma Combined Condensed Statements of Operations of the Registrant for the fiscal year ended December 30, 1995 and for the quarter ended March 30, 1996.


    (c)  EXHIBITS.

         2.1* Asset Purchase Agreement dated as of January 21, 1996 among
              Harley-Davidson, Inc., Holiday Rambler LLC, State Road Properties L.P., and Monaco Coach Corporation (the "HR Asset Purchase Agreement").

         2.2* Amendment No. 1 to the HR Asset Purchase Agreement dated as of March 4, 1996 among Harley-Davidson, Inc., Holiday Rambler LLC, State Road Properties L.P., and Monaco Coach Corporation.

         2.3* Asset Purchase Agreement dated as of March 4, 1996 among Harley-Davidson, Inc., Holiday Holding Corp., Holiday World, Inc., a California corporation, Holiday World, Inc., a Texas corporation, Holiday World, Inc., a Florida corporation, Holiday World, Inc., an Oregon corporation, Holiday World, Inc., an Indiana corporation, Holiday World, Inc., a Washington corporation, Holiday World, Inc., a New Mexico corporation, Monaco Coach Corporation and MCC Acquisition Corporation.

         2.4* Subordinated Promissory Note, dated as of March 4, 1996, issued to Holiday Holding Corp. by MCC Acquisition Corporation.

         3.1* Certificate of Designations of Rights, Preferences and Privileges of Series A Convertible Preferred Stock of Monaco Coach Corporation.

         10.1* Credit Agreement dated as of March 5, 1996 among BT Commercial Corporation, Deutsche Financial Services Corporation, Nationsbank of Texas, N.A., LaSalle National Bank and Monaco Coach Corporation.

         10.2* Registration Rights Agreement dated as of March 4, 1996 among Holiday Rambler LLC and Monaco Coach Corporation.

         23.1*  Consent of Ernst & Young LLP.

         -----------------------
         * Exhibit previously filed.

          SCHEDULES

          Pursuant to Item 601(b)(2) of Regulation S-K, schedules and exhibits to the HR Asset Purchase Agreement and the HW Asset Purchase Agreement set forth above have been omitted. The Registrant hereby agrees to furnish such schedules and exhibits upon request of the Securities Exchange Commission.

                            SCHEDULES AND EXHIBITS OMITTED
                            ------------------------------

Schedules and Exhibits to the
HR Asset Purchase Agreement        Description
- ---------------------------        -----------

Schedule 1.1             --   Description of R.V. Division Line of Products
Schedule 1.1(b)          --   Real Property
Schedule 1.1(e)          --   Excluded Management Information Systems and
                              Software
Schedule 1.1(g)          --   Excluded Governmental Licenses and Permits
Schedule 1.2(b)          --   Assets Shared with Other Divisions
Schedule 1.2(f)          --   Excluded Contracts
Schedule 1.2(j)          --   Life Insurance Policies
Schedule 1.2(k)          --   Excluded Equipment
Schedule 2.3             --   Exceptions to GAAP with respect to Closing Balance
                              Sheet
Schedule 2.3(a)          --   Preliminary Statement
Schedule 3.1(c)          --   Subsidiaries
Schedule 3.1(d)          --   Governmental Approvals and Notices; Conflicts
Schedule 3.1(e)          --   Financial Information (Unaudited Financial
                              Statements)
Schedule 3.1(f)          --   Liens, Encumbrances and Restrictions
Schedule 3.1(h)(ii)      --   Material Contracts
Schedule 3.1(h)(iii)     --   Material Licenses and Permits
Schedule 3.1(h)(iv)      --   Location of Material Assets
Schedule 3.1(i)          --   Defects
Schedule 3.1(j)          --   Legal Proceedings
Schedule 3.1(l)          --   Defects in Patents, Trademarks and Similar Rights
Schedule 3.1(m)          --   Defects in Government Licenses, Permits and
                              Related approvals
Schedule 3.1(n)          --   Conduct of Business Other than in Compliance with
                              Regulatory and Contractual Requirements
Schedule 3.1(o)          --   Employee Agreements and Plans
Schedule 3.1(p)          --   Certain Environmental Matters
Schedule 3.1(s)          --   Changes in Business Since December 31, 1995
Schedule 3.1(u)          --   Inter-Company Transactions
Schedule 3.1(v)          --   Returns of Inventory
Schedule 3.1(x)          --   Accounts Receivable
Schedule 3.1(y)          --   Product Warranties
Schedule 3.1(z)          --   In-Policy Warranty Claims and Recalls
Schedule 3.1(aa)         --   Product Liability Claims
Schedule 3.1(ab)(i)      --   Certain Real Property Matters
Schedule 3.1(ab)(v)      --   Operating and Management Agreements
Schedule 3.2(c)          --   Governmental Approvals and Notices; Conflicts
Schedule 3.2(h)          --   Material Adverse Changes in Business of Buyer
Schedule 3.3             --   Schedule of Survival Periods for Certain
                              Representations and Warranties
Schedule 4.2             --   Special Business Practices
Schedule 4.8             --   Certain Real Property
Schedule 6.7             --   Minimum Employment Thresholds
Exhibit A                --   Form of Assumption Agreement
Exhibit B                --   Form of Certificate of Designations
Exhibit C                --   Form of Transition Services Agreement
Exhibit D                --   Form of Lease
Exhibit E                --   Form of Registration Rights Agreement
Exhibit F                --   Procedures for Post-Closing Payments By Buyer

Schedules and Exhibits to the
HW Asset Purchase Agreement        Description
- ---------------------------        -----------

Schedule 1.1             --   Holiday World Locations
Schedule 1.1(b)(i)       --   Owned Real Property
Schedule 1.1(b)(ii)      --   Leased Real Property
Schedule 1.1(e)          --   Excluded MIS and Software
Schedule 1.1(g)          --   Excluded Governmental Licenses and Permits
Schedule 1.2(b)          --   Assets Not Being Transferred
Schedule 1.2(f)          --   Excluded Contracts
Schedule 1.2(k)          --   Excluded Equipment
Schedule 2.3             --   Exceptions to GAAP with respect to Closing Balance
                              Sheet
Schedule 2.3(a)          --   Preliminary Statement
Schedule 3.1(c)          --   Subsidiaries
Schedule 3.1(d)          --   Governmental Approvals and Notices; Conflicts
Schedule 3.1(e)          --   Financial Information
Schedule 3.1(f)          --   Liens, Encumbrances and Restrictions
Schedule 3.1(h)(ii)      --   Material Contracts
Schedule 3.1(h)(iii)     --   Material Licenses and Permits
Schedule 3.1(h)(iv)      --   Location of Material Assets
Schedule 3.1(i)          --   Defects
Schedule 3.1(j)          --   Legal Proceedings
Schedule 3.1(l)          --   Defects in Patents, Trademarks and Similar Rights
Schedule 3.1(m)          --   Defects in Government Licenses, Permits and
                              Related approvals
Schedule 3.1(n)          --   Conduct of Business Other than in Compliance with
                              Regulatory and Contractual Requirements
Schedule 3.1(o)          --   Employee Agreements and Plans
Schedule 3.1(p)          --   Certain Environmental Matters
Schedule 3.1(s)          --   Changes in Business Since December 31, 1995
Schedule 3.1(u)          --   Inter-Company Transactions
Schedule 3.1(v)          --   Returns of Inventory
Schedule 3.1(x)          --   Product Liability Claims
Schedule 3.1(y)(i)       --   Certain Real Property Matters
Schedule 3.1(y)(v)       --   Operating and Management Agreement
Schedule 3.2(c)          --   Governmental Approvals and Notices; Conflicts
Schedule 3.3             --   Schedule of Survival Periods for Certain
                              Representations and Warranties
Schedule 4.2             --   Special Business Practices
Schedule 8.6             --   Floorplan Financing Terms
Exhibit A                --   Form of Assumption Agreement
Exhibit B                --   Form of Subordinated Promissory Note
Exhibit C                --   Form of Subordinated Guarantee
Exhibit D                --   Form of Transition Services Agreement

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 20, 1996

                                             MONACO COACH CORPORATION



                                             By:  /s/ John W. Nepute
                                                 -------------------
                                                  John W. Nepute
                                                  Vice President of Finance and
                                                      Chief Financial Officer

                              MONACO COACH CORPORATION,
                HOLIDAY RAMBLER RV DIVISION AND HOLIDAY WORLD DIVISION
             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


The accompanying pro forma financial data for the quarter ended March 30, 1996 and the year ended December 30, 1995 give the pro forma effect of the acquisition by Monaco Coach Corporation ("Monaco") of certain assets of Holiday Rambler LLC Recreational Vehicle Manufacturing Division ("Holiday Rambler RV Division") and certain assets of the Holiday World retail dealerships ("Holiday World Division") of Harley-Davidson, Inc. (Holiday Rambler and Holiday World are hereinafter referred to collectively as "Holiday.") The unaudited pro forma combined condensed statements of operations are based on the historical financial statements of Monaco and of Holiday, giving effect to the acquisition of Holiday by Monaco as of March 4, 1996, and includes the pro forma adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. The pro forma combined condensed financial statements do not include a balance sheet, as a consolidated balance sheet which includes Holiday is included in Monaco's Quarterly Report on Form 10-Q for the period ended March 30, 1996.

The unaudited pro forma combined condensed statements of operations reflect the acquisition as a business combination accounted for under the purchase method of accounting as if the acquisition of Holiday occurred on January 1, 1995.

The unaudited pro forma combined condensed statement of operations should be read in conjunction with the following:

     - Financial statements of Monaco contained in its Annual Report on Form 10-K for the year ended December 30, 1995 and its Quarterly Report on Form 10-Q for the three months ended March 30, 1996, as filed with the SEC.

     -         Monaco's Current Report on Form 8-K, dated March 4, 1996 (the
               "Form 8-K").

     - Consolidated financial statements of Holiday, which are included in the Form 8-K.

The pro forma combined condensed statements of operations are not necessarily indicative of the results of operations that would have actually occurred if the acquisition of Holiday had been in effect during periods presented, nor are they necessarily indicative of future results of operations.


The pro forma combined condensed statement of operations for the year ended December 30, 1995 does not give effect to the step-up in basis of inventory of $1,748,000 ($1,050,000 after tax) at the date of purchase, which is expected to be charged to operations in the 12-month period after the acquisition date. The pro forma combined condensed statement of operations for the quarter ended March 30,1996 includes $645,000 of such step-up in basis related to sales subsequent to March 4, 1996, the effective date of the acquisition. The additional $1,103,000 of inventory step-up ($662,000 after tax) is expected to be included in cost of sales in the remainder of 1996.

                         MONACO COACH CORPORATION AND HOLIDAY
            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         for the year ended December 30, 1995


                                                                   HISTORICAL
                                                            ------------------------                     UNAUDITED
                                                              MONACO        HOLIDAY      ADJUSTMENTS     PRO FORMA
                                                            ---------      ---------     -----------    -----------
                                                                     (IN THOUSANDS, EXCEPT FOR SHARE DATA)


Net sales                                                   $ 141,611      $ 300,239                     $ 441,850
Cost of Sales                                                 124,592        258,796                       338,388
                                                            ---------      ---------                     ---------
    Gross profit                                               17,019         41,443                        58,462

Selling, general and administrative expenses                    8,075         47,426    $ (408)    A        55,093
Management fees to stockholders                                    72                                           72
Amortization of goodwill                                          517              0       200     B           717
                                                            ---------      ---------    ------           ---------
    Operating income (loss)                                     8,355         (5,983)      208               2,580

Other expense (income), net                                        40           (542)                         (502)
Interest expense                                                  298          9,591     2,800     C
                                                                                           400     D
                                                                    0              0    (5,561)    E         7,528
                                                            ---------      ---------    ------           ---------
    Income (loss) before income taxes                           8,017        (15,032)    2,569              (4,446)

Provision for (benefit of) income taxes                         3,119         (5,072)      (26)    F        (1,979)
                                                            ---------      ---------    ------           ---------
    Net income (loss)                                           4,898         (9,960)    2,595              (2,467)


Preferred stock dividends                                                                 (150)    G            (150)
Accretion of redeemable preferred stock                             0              0      (100)    G            (100)
                                                            ---------      ---------    ------           ---------
    Income (loss) attributable to
    primary earnings per share                              $   4,898      $  (9,960)  $ 2,345           $  (2,717)
                                                            ---------      ---------    ------           ---------
                                                            ---------      ---------    ------           ---------
Earnings per share:
  Primary                                                   $    1.09                                    $    (.61)
  Fully diluted                                             $    1.09                                    $    (.52)


Weighted average shares outstanding:
  Primary                                                   4,475,229                                    4,475,229
  Fully diluted                                             4,475,229                  230,868           4,706,097



The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                         MONACO COACH CORPORATION AND HOLIDAY
            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         for the three months March 30, 1996




                                                                   HISTORICAL                             UNAUDITED
                                                           --------------------------                        PRO
                                                            MONACO(1)      HOLIDAY(2)    ADJUSTMENTS        FORMA
                                                           ----------     -----------    -----------     -----------
                                                                      (IN THOUSANDS, EXCEPT FOR SHARE DATA)

Net sales                                                   $  61,964      $  53,802                     $ 115,766
Cost of Sales                                                  55,237         46,349                       101,586
                                                           ----------     ----------                    ----------
Gross profit                                                    6,727          7,453                        14,180

Selling, general and administrative
    expenses                                                    4,650          8,477       (68)    A        13,059
Management fees to stockholders                                    18                                           18
Amortization of goodwill                                          129              0        50     B           179
                                                           ----------     ----------  -----------       ----------
    Operating income (loss)                                     1,930         (1,024)       18                 924
Other expense (income), net                                        (7)            31                            24
Interest expense and debt issuance costs                          863          1,879       460     C
                                                                                           100     D
                                                                    0              0    (1,434)    E         1,868
                                                           ----------     ----------  -----------       ----------
    Income (loss) before income taxes                           1,074         (2,934)      892                (968)

Provision for (benefit of) income taxes                           440         (1,170)      343     F          (387)
                                                           ----------     ----------  -----------       ----------

    Net income (loss)                                             634         (1,764)      549                (581)

Preferred stock dividends                                         (12)                     (26)    G           (38)
Accretion of redeemable preferred stock                            (8)             0       (17)    G           (25)
                                                           ----------     ----------  -----------       ----------

    Income (loss) attributable to
    primary earnings per share                             $      614     $   (1,764)  $   506          $     (644)
                                                           ----------     ----------  -----------       ----------
                                                           ----------     ----------  -----------       ----------

Earnings per share:
   Primary                                                   $    .14                                      $(  .14)
   Fully diluted                                             $    .14                                      $(  .12)

Weight average shares outstanding:
   Primary                                                  4,474,274                                    4,474,274
   Fully diluted                                            4,540,236                  230,868           4,771,104
- ----------------



(1) Includes the operations of Holiday from March 4, 1996.
(2) Includes the results of Holiday for the period January 1, 1996 to March 4, 1996, the effective date of the acquisition.

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                         MONACO COACH CORPORATION AND HOLIDAY
      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS


1.  BASIS OF PRESENTATION:


    The accompanying unaudited pro forma combined condensed statements of operations for the three months ended March 30, 1996 and the year ended December 30, 1995:


         (i) are based on the historical financial statements of Monaco and of the Holiday Rambler RV Division and the Holiday World Division;

         (ii) give effect to the acquisition of Holiday by Monaco on March 4, 1996 under the purchase method of accounting; and


         (iii) include the pro forma adjustments as if the acquisition occurred on January 1, 1995 described in the accompanying notes to the unaudited pro forma combined condensed statements of operations.


2.  HOLIDAY ACQUISITION:

    In January 1996, Monaco entered into an agreement to acquire certain assets of the Holiday Rambler Recreational Vehicle Manufacturing Division of Harley-Davidson, Inc. ("Harley-Davidson"), and in March 1996 Monaco entered into an agreement to acquire certain assets of the Holiday World Retail Division of Harley-Davidson. The acquisition was consummated March 4, 1996.

    The purchase price is based upon the net book value of purchased assets less liabilities assumed for Holiday Rambler and Holiday World. In accordance with provisions of the acquisition agreements, the purchase price is subject to post-closing adjustments pending completion of a closing statement setting forth the book value of assets less the assumed liabilities. Therefore, the final purchase price has not been determined and the financial information contained herein is subject to change based on final determination of the purchase price.


    The retail dealerships of the Holiday World Division are expected to be sold within 12 months of the acquisition. The estimated fair value of the retail property and equipment is recorded as assets held for sale. The final purchase price allocation will be adjusted by any difference between the estimated fair values and gains or losses on the sale of the retail store facilities, and such gains or losses will not be reflected in results of operations. The operations of the Holiday World retail dealerships are included in the operating results as the activities are not clearly distinguishable from other continuing operations. Included in the Combined Condensed Consolidated Statements of Income for the quarter ended March 30, 1996 is $9.6 million of net sales from the Holiday World Division's retail dealerships. In addition, appraisals for equipment of the Holiday Rambler RV Division have been made on preliminary estimates based on liquidating values.Management expects fair market appraisals based on intended use will increase the equipment amount and reduce the goodwill amount listed below. The allocation of the final purchase price is subject to reallocation.

                         MONACO COACH CORPORATION AND HOLIDAY
              NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS

2.  HOLIDAY ACQUISITION, Continued


    The following table sets forth (in thousands) the preliminary estimated sources and uses of funds in connection with the acquisition:


    Sources:
         Preferred stock                                $  3,000
         Subordinated debt                                12,000
         Cash and proceeds from obtaining debt          $ 27,374
                                                        --------
                                                        $ 42,374
                                                        --------
                                                        --------


    Uses:
         Purchase price                                 $ 38,350
         Transaction expense                               2,000
         Debt issuance cost                             $  2,024
                                                        --------
                                                        $ 42,374
                                                        --------
                                                        --------


    The estimated aggregate purchase price of $40,222,000, which is subject to final determination, includes transaction expenses and has been allocated on the basis of estimated fair value of assets acquired and liabilities assumed as follows (in thousands):

    Receivables                                         $  9,598
    Inventories                                           60,862
    Property and equipment                                11,875
    Prepaids and other assets                                336
    Assets held for sale                                   6,157
    Goodwill                                               4,098
    Notes payable                                        (21,784)
    Accounts payable                                     (16,010)
    Accrued liabilities                                 $(14,908)
                                                        --------
                                                        $ 40,222
                                                        --------
                                                        --------

    The Company authorized 100,000 shares of its Series A Convertible Preferred Stock at $.01 par value. The Company issued 65,217 shares in connection with the acquisition. The Preferred Stock may be redeemed by the holders at established dates and number of shares at the rate of $46 per share, plus any accrued but unpaid dividends.

                         MONACO COACH CORPORATION AND HOLIDAY
              NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS

3.  UNAUDITED PRO FORMS ADJUSTMENTS:

    A.   Elimination of depreciation expense for assets held-for-sale.

    B. Amortization of goodwill over the estimated useful life of 20 years, an estimated $200,000 and $50,000 of amortization expense for the year and quarter, respectively.

    C. Interest expense on the approximately $39,374,000 of debt incurred for the acquisition of $2,800,000 and $460,000 (net of capitalized interest on assets held for sale) is reflected for the year and quarter, respectively.

    D. Debt issuance cost incurred with the acquisition of $2,024,000 will be amortized over the five-year term of the debt. Amortization of $400,000 and $100,000 is reflected in the year and quarter, respectively.

    E. Elimination of interest expense related to affiliated companies of Holiday of $5,561 and $1,434 for the year and quarter, respectively. No intercompany debt was assumed under the acquisition agreements.

    F.   Pro forma effect on income taxes based of the pro forma adjustments.


    G. Issuance of 65,217 shares of Series A Convertible Preferred Stock, each share which is convertible into approximately 3.5 shares of common stock, is excluded from the calculation of primary earnings per share as such Preferred Stock does not meet the conditions of common stock equivalents. However, Preferred Stock dividends of $150,000 and $38,000 per year and per quarter, respectively, and accretion to redemption value of $100,000 and $25,000 per year and per quarter, respectively, and the accretion amount related to Preferred Stock are included in net income (loss) attributable to primary earnings per share. Total accretion to redemption value of the Preferred Stock to be recognized is $401,000.